                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT
                            OF 1934 (AMENDMENT NO.    )

Filed by Registrant [x]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             REDWOOD EMPIRE BANCORP
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------
     5) Total fee paid:

     -------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount previously paid:

     -------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:

                             REDWOOD EMPIRE BANCORP
                              111 SANTA ROSA AVENUE
                          SANTA ROSA, CALIFORNIA 95404

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 18, 1999

TO THE SHAREHOLDERS OF REDWOOD EMPIRE BANCORP:

     The 1999 Annual Meeting of Shareholders of Redwood Empire Bancorp ("Redwood") will be held in the Golden Gate Room of the Sonoma County Hilton, 3555 Round Barn Boulevard, Santa Rosa, California, at 4:00 p.m. on May 18, 1999, for the following purposes:

     1. ELECTION OF DIRECTORS. To elect a Board of five Directors to serve for the ensuing year.

     2. RATIFICATION OF INDEPENDENT AUDITORS. To ratify the appointment of Deloitte & Touche, LLP as independent certified accountants to audit Redwood's financial statements for the fiscal year ending December 31, 1999.

     3. AMENDMENT OF BYLAWS. To approve an amendment to Redwood's Bylaws reducing the maximum number of authorized directors from thirteen to nine.

     3. OTHER BUSINESS. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of Common Stock of record as of the close of business on April 12, 1999 will be entitled to vote at the meeting or any adjournment thereof.


                                      By Order of the Board of Directors


                                      Marta J. Idica
                                      Corporate Secretary

April 19, 1999

YOU ARE URGED TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY REDWOOD'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF REDWOOD IN WRITING OF SUCH REVOCATION, BY FILING A DULY-EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

                             REDWOOD EMPIRE BANCORP
                             111 SANTA ROSA AVENUE
                          SANTA ROSA, CALIFORNIA 95404


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 18, 1999


                                  INTRODUCTION


     This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Redwood Empire Bancorp ("Redwood," and with its subsidiaries the "Company") to be held on Tuesday, May 18, 1999 at 4:00 p.m., in the Golden Gate Room of the Sonoma County Hilton, 3555 Round Barn Boulevard, Santa Rosa, California, and at any and all adjournments thereof.

     It is anticipated that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed to shareholders eligible to receive notice of and vote at the Annual Meeting on or about April 19, 1999.

REVOCABILITY OF PROXIES.

     A form of Proxy for voting your shares at the Annual Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to, and may, revoke it at any time before it is exercised, by filing with the Secretary of Redwood an instrument revoking it or a duly executed Proxy bearing a later date. In addition, if the person executing a Proxy is present at the Annual Meeting, and elects to vote in person, the powers of the Proxy holders will be superseded as to those Proposals on which the shareholder actually votes at the Annual Meeting.

PERSONS MAKING THE SOLICITATION

THIS SOLICITATION OF PROXIES IS BEING MADE BY REDWOOD'S BOARD OF DIRECTORS. The expenses of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Annual Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mails, but officers, directors, and employees of the Company and its subsidiary, National Bank of the Redwoods ("NBR"), may solicit Proxies personally or by telephone, without receiving special compensation therefor. The Company will reimburse banks, brokerage houses and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these Proxy materials to shareholders whose stock in Redwood is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies if management determines it to be advisable.


                                VOTING SECURITIES

     There were issued and outstanding 3,379,626 shares of Redwood's common stock (the "Common Stock") on April 12, 1999, which date has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). A majority of the shares of Common Stock entitled to vote, present in person or by proxy, constitutes a quorum.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Regarding the election of directors, shareholders may vote in favor of all nominees, or withhold their votes as to all nominees, or withhold their votes as to specific nominees, by following the instructions on the enclosed proxy card. With respect to the appointment of Deloitte & Touche, LLP to serve as the Company's independent auditors for the 1999 fiscal year (Proposal 2) and the proposal to amend the Bylaws (Proposal 3), shareholders may vote in favor of or against the proposal, or may abstain from voting, by specifying their choice as indicated on the enclosed proxy card. If no specific instructions are given with respect to any matter to be voted on, the shares represented by a signed proxy will be voted FOR the election of the Board's nominees, FOR the appointment of Deloitte & Touche, LLP as independent auditors, and FOR the proposal to amend the Bylaws.

     Directors will be elected by a plurality of the votes cast by the holders of Redwood's Common Stock, voting in person or by proxy at the Annual Meetings. Ratification of the appointment of Deloitte & Touche, LLP as independent auditors will require the affirmative vote of the holders of a majority of the shares of Common Stock voting on such appointment in person or by proxy at the Annual Meeting. The affirmation vote of the holders of a majority of the shares of Common Stock outstanding as of the Record Date, voting in person or by proxy at the Annual Meeting, will be required to approve Proposal 3. Abstentions, although they will be counted in determining whether a quorum is present for the vote, will have the same effect as negative votes. Similarly, broker non-votes are also counted towards a quorum but are not counted for any purpose in determining whether a matter has been approved, and thus will have the same effect as negative votes.

     On any matter submitted to the vote of the shareholders other than the election of directors, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on Redwood's books as of the Record Date. In connection with the election of directors, shares may be voted cumulatively, but only for persons whose names have been placed in nomination prior to the voting for election of directors and only if a shareholder present at the Annual Meeting gives notice at the Annual Meeting, prior to such voting, of his or her intention to vote cumulatively. (Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.) If any Company shareholder gives such notice, then all shareholders eligible to vote will be entitled to cumulate their votes in voting for election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of directors to be elected. All of these votes may be cast for any one nominee, or they may be distributed among as many nominees as the shareholder sees fit. The nominees receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

     If one of Redwood's shareholders gives notice of intention to vote cumulatively, the persons holding the proxies solicited by the Board of Directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the Board's nominees as they deem possible. This discretion and authority of the proxyholders may be withheld by checking the box on the proxy card marked "withhold from all nominees." Such an instruction, however, will also deny the proxyholders the authority to vote for any or all of the nominees of the Board of Directors, even if cumulative voting is not called for at the Annual Meeting, although it will not prevent the proxyholders from voting, at their discretion, for any other person whose name may be properly placed in nomination at the Annual Meeting.

     A shareholder may choose to withhold from the proxyholders the authority to vote for any of the individual candidates nominated by the Board of Directors, by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event the proxyholders will not cast any of the shareholder's votes for candidates whose names have been crossed out, whether or not cumulative voting is called for at the Annual Meeting, but they will retain the authority to vote for the candidates nominated by the Board of Directors whose names have not been struck out, and for any other candidates who may be properly nominated at the Annual Meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person at the Annual Meeting. Ballots will be available at the Annual Meeting for persons desiring to vote in person.

     All votes will be tabulated by ChaseMellon Shareholder Services, the Company's tabulating agent. A representative of ChaseMellon will be in attendance at the Annual Meeting in order to receive any votes cast at that time.

            SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.

     Management of the Company knows of no person who owns, beneficially or of record, either individually or together with associates, more than five percent of the outstanding shares of Redwood's Common Stock, except as set forth in the following table. Unless otherwise indicated, the persons listed have sole voting and investment power over the shares beneficially owned. Such information is presented as of March 1, 1999.

Name and Address of                                                Percent
 Beneficial Owner                   Amount Owned                   of Class
-------------------                 ------------                   --------
Mr. B. John Barry                   562,334 shares (1)             16.64%
1128 Red Mountain Road
Aspen, CO 81612

----------------------------

(1) Based on information reported by Mr. Barry in a Form 4 filed with the Securities and Exchange Commission on May 7, 1998, reflecting ownership data as of May 6, 1998. The amount includes 52,128 shares of common stock from the conversion of 60,100 shares of preferred stock on April 28, 1998.


SECURITIES OWNERSHIP OF MANAGEMENT.

     The following table sets forth, as of March 1, 1999, the number and percentage of shares of Redwood's outstanding Common Stock which are beneficially owned, directly or indirectly, by (a) each of Redwood's directors and nominees for director, (b) the Chief Executive Officer of Redwood and each of the Company's two most highly compensated executive officers other than the Chief Executive Officer (the "named executive officers"), and (c) Redwood's directors and the named executive officers as a group. The Company identifies as its executive officers the Chief Executive Officer, President and Chief Financial Officer of Redwood, and those key policy-making officers of Redwood's subsidiaries who have a significant impact on the overall direction or financial reporting of the Company. The shares "beneficially owned" are determined under Securities and Exchange Commission Rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the indicated person has sole or shared voting or investment power and shares which he has the right to acquire within 60 days of March 1, 1999. Unless otherwise indicated, the persons listed have sole voting and investment power over the shares beneficially owned. Management is not aware of any arrangements, which may, at a subsequent date, result in a change of control of the Company.

                                          Shares of
                                        Common Stock                                       Percent of
                                            Held         Options (1)         Total         Class (2)
                                        ------------     -----------         -----         ----------
James E. Beckwith                              ---           15,000          15,000            *
Haskell E. Boyett(3)                        37,725           17,650          55,375            1.63
Richard I. Colombini(4)                     33,142            5,621          38,763            1.15
Robert D. Cook                               1,000            3,750           4,750            *
S. Deborah Kaufman                             ---              ---             ---             ---
Dennis E. Kelley                            21,953           25,000          46,953            1.38
Patrick W. Kilkenny                          9,001           50,869          59,979            1.75
William B. Stevenson                           500            7,500           8,000            *
Tom D. Whitaker                              2,206           17,650          19,856            *
Directors, Nominees and
  Executive Officers as a
  Group  (9 persons)                       105,527          143,040         248,676            7.06

-------------

*    Represents less then one percent of the outstanding shares.

(1) Includes shares acquirable by the exercise of stock options exercisable within 60 days of March 1, 1999.

(2) The percentage for each individual (and for the group) is calculated by dividing (i) the number of Redwood shares beneficially owned (including shares that could be obtained through the exercise of options within 60 days after March 1, 1999) by (ii) the number of Redwood shares outstanding on March 1, 1999 plus, in each case, the number of shares which the individual (or group) could obtain through the exercise of such an option.

(3)  Mr. Boyett has shared voting and investment powers as to 37,725 shares.

(4)  Mr. Colombini has shared voting and investment powers as to 484 shares.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

NOMINEES.

     Redwood's directors are elected annually, to serve until the next Annual Meeting of shareholders and until their respective successors have been elected. All of the nominees listed below have served as directors since Redwood's last Annual Meeting of Shareholders, which was held in May of 1998.

     Redwood's Bylaws provide that the number of directors of Redwood may not be less than five (5) nor more than thirteen (13) until changed by an amendment to the Bylaws adopted by Redwood's shareholders, with the exact number of directors within that range to be set by vote of the Board. If proposal 3 is approved by the shareholders at the Annual Meeting, then such maximum number of authorized directors will be lowered to nine.

     The persons named below will be nominated for election as directors at the Annual Meeting to serve until the 2000 Annual Meeting of Shareholders and until their successors are duly elected. Unless otherwise instructed, proxy holders will vote the proxies received by them for the election of the nominees below (or as many thereof as possible under the rules of cumulative voting). In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for director may only be made by complying with the nomination procedures which are described under the heading "Shareholder Proposals and Nominations" at the end of this Proxy Statement.

     On February 3, 1997 Redwood received permission to merge its thrift subsidiary, Allied Bank, F.S.B. (Allied), into NBR. The merger was effective on March 24, 1997 and the Board of Allied was dissolved at that time.

     The following table sets forth the names of, and certain information concerning, the persons to be nominated by the Board of Directors for election as directors of Redwood.

                                   Year First
                                   Appointed                  Principal Occupation
   Name and Title           Age     Director                  During Past Five Years
   --------------           ---    ----------                 ----------------------
Richard I. Colombini        67        1997         President of Colombini Construction. Director of
 Director                                          NBR since 1984. Director of the Company since
                                                   1997.

Robert D. Cook              68        1996         President and CEO of R. D. Cook Management
 Director                                          Corporation, a financial and business consulting
                                                   firm. Director of the Company since 1996.
                                                   Director of NBR since 1996. Director of Allied
                                                   from 1996 to 1997.

Patrick W. Kilkenny         52        1995         Director, Chief Executive Officer and President
 Chief Executive                                   since 1995. Chairman of the Board of NBR from 1994
 Officer and                                       to 1997, CEO and Director of NBR since 1984.
 President                                         Director of the Company from 1988 to 1993 and
                                                   reappointed in 1995. Director of Allied from 1995 to
                                                   1997.

William B. Stevenson        68        1995         Principal, Financial Institutions Analysts &
 Director                                          Consultants,  a San Francisco financial institution
                                                   consultancy, since 1992; President and CEO, Pan
                                                   American Savings Bank, from 1984 to 1991. Director
                                                   of the Company since 1995. Director of NBR since
                                                   1995. Director of Allied from 1995 to 1997.

Tom D. Whitaker             61        1992         President and CEO of Motion Analysis Corporation,
 Director and                                      Inc., a Northern California-based manufacturer of
 Chairman of the                                   devices that measure motion. Director of the Company
 Board                                             since 1992. Director of NBR since 1995. Director of
                                                   Allied from 1995 to 1997.


     No director was selected pursuant to any arrangement or understanding other than with the directors and officers of Redwood acting within their capacities as such. There are no family relationships between any of the directors and executive officers of Redwood. No director or officer of Redwood serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

     The Board of Directors recommends a vote FOR each of the nominees for director described above.

PROPOSAL NO. 2:  RATIFICATION OF INDEPENDENT AUDITORS

     Upon the recommendation of Redwood's Audit Committee, consisting of Chairman Robert D. Cook, Richard I. Colombini, and William B. Stevenson, the Board of Directors has appointed Deloitte & Touche, LLP as the Company's independent accountants to audit the consolidated financial statements of Redwood and its subsidiaries for the 1999 fiscal year. Deloitte & Touche, LLP served as the Company's auditors for the fiscal year ended December 31, 1998, and during the course of that fiscal year they were also engaged by the Company to provide certain tax and consulting services.

The Board of Directors recommends a vote FOR Proposal No. 2, ratification of the appointment of Deloitte & Touche, LLP as the Company's independent auditors for the succeeding year. If the appointment is not ratified, Redwood's Board of Directors will select other independent auditors. Representatives of Deloitte & Touche, LLP will be present at the Annual Meeting to respond to appropriate questions from the shareholders and will be given the opportunity to make a statement should they desire to do so.



PROPOSAL NO. 3:  AMENDMENT OF BYLAWS

     Section 2 of Article III of the Company's Bylaws presently provides that the authorized number of directors shall be a minimum of five and a maximum of thirteen with the exact number of directors to be fixed within those limits by either the shareholders or the Board of Directors. The exact number of directors is currently fixed at five. The Board of Directors of the Company has adopted, subject to shareholder approval, an amendment to the Bylaws that would modify the specified limits of the authorized number of directors to a minimum of five and a maximum of nine with the exact number of directors to be fixed at five until changed within the new limits by the shareholders or the Board of Directors. This Bylaw amendment is necessary to comply with a California law requirement that the maximum number of authorized directors not exceed two times the stated minimum minus one.

     Accordingly, it is proposed that Section 2 of Article III of the Bylaws of the Company be amended to read as follows:

          "SECTION 2. NUMBER AND QUALIFICATION OF DIRECTORS. The authorized number of Directors shall not be less than five (5) nor more than nine (9) until changed by an amendment to this Bylaw adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. The exact number of directors shall be five (5), until changed, within the limits specified above, by a Bylaw amending this Section 2, duly adopted by the Board or by the shareholders."

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve the amendment of Section 2 of Article III of the Bylaws. The Board of Directors recommends a vote FOR approval of the foregoing amendment to the Bylaws (Proposal No. 3).

                                OTHER INFORMATION

PERFORMANCE GRAPH.

     Set forth below is a performance graph comparing the yearly cumulative total shareholder returns on Redwood's Common Stock with the yearly cumulative total shareholder return on (a) stocks included in the S&P 500 composite index,
(b) an index of peer group companies from SNL Securities, L.P., and (c) an index of peer group companies (California independent banks) derived from the Montgomery Securities WESTERN BANK MONITOR NORTHERN CALIFORNIA PROXY. The peer group that was provided to the Company last year by Montgomery Securities was not made available to the Company this year. Accordingly, the Company endeavored to replicate such peer group for the performance graph with reference to the WESTERN BANK MONITOR NORTHERN CALIFORNIA PROXY. Such peer group consists of the following companies: TriCo Bancshares, Exchange Bank, Redwood Empire Bancorp, Union Bank,, Westamerica, Civic BanCorp, Silicon Valley Bancshares, Pacific Capital Bancorp, SJNB Financial and Pacific Bank.

     The total cumulative return on investment for each of the periods indicated for Redwood, the peer group, and the S&P 500 is based on the stock price or composite index at the end of 1993.

                                    [GRAPH]




                                                          PERIOD ENDING
                              --------------------------------------------------------------------
INDEX                         12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98
-------------------------     --------    --------    --------    --------    --------    --------
Redwood Empire Bancorp         100.00       57.72       64.81       93.16      147.84      139.17
S&P 500                        100.00      101.32      139.39      171.28      228.42      283.69
SNL Western Bank Index         100.00       99.01      166.03      236.05      347.97      358.54
Northern California Proxy      100.00       97.87      148.40      160.71      319.27      306.78

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS.

     The Board of Directors of Redwood held 12 regular and 1 special meeting in 1998. All directors attended 75% or more of the aggregate number of the Board of Directors and committee meetings on which each director served.

     The Board of Directors of Redwood has the following committees:
Compensation Committee, Audit Committee, and Nominating Committee.

     COMPENSATION COMMITTEE. The present members of the Compensation Committee are Haskell E. Boyett, Chairman, Robert Cook and Tom Whitaker. The functions of the Compensation Committee are to recommend compensation actions for executive officers, oversee the compensation plan for the entire Company, and compensation for Directors. The Compensation Committee met 4 times in 1998.

     AUDIT COMMITTEE. The present members of the Audit Committee are Robert D. Cook, Chairman, Richard I. Colombini, and William B. Stevenson. The functions of the Audit Committee are to recommend the appointment of a firm of independent certified public accountants to audit the books and records of the Company for the fiscal year for which it is appointed, to analyze the results of internal audits and regulatory examinations, establish and monitor the Company's financial and accounting organization and financial reporting, monitor the Company's risk management program and internal control structure, and supervise the Internal Auditor. The Audit Committee met 11 times during 1998.

     NOMINATING COMMITTEE. The Nominating Committee is comprised of Tom D. Whitaker, Chairman, Robert D. Cook, and Patrick W. Kilkenny. The function of the Nominating Committee is to recommend candidates for nomination to the Board of Directors of Redwood. The Nominating Committee did not meet in 1998.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

     The members of the Compensation Committee include Haskell E. Boyett, Chairman, Robert D. Cook and Tom D. Whitaker. The functions of the Compensation Committee are to recommend compensation actions for executive officers, oversee the compensation plan for the entire Company, and compensation for Directors. The Compensation Committee met 4 times in 1998.

     The Compensation Committee interfaces with the Board of Directors of REB and NBR. The Committee reviews and makes recommendations regarding the salary and bonus of the Company's Chief Executive Officer to these Boards. In addition, the committee reviews recommendations from the Chief Executive Officer for salary levels of other senior staff members. Members of the Compensation Committee listed above are also members of the Board of Directors of NBR.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.

     The Compensation Committee of Redwood's Board of Directors provides recommendations and oversight for Redwood's executive officers, subject to review by the full Board of Directors. Compensation decisions relating to the executive officers of Redwood's subsidiary, NBR, is made by the Board of Directors of the subsidiary and neither the Compensation Committee nor Redwood's Board of Directors participate in compensation awards to such individuals except to the extent of stock option awards under Redwood's 1991 Stock Option Plan. Option awards are also determined for the executive officers and directors of Redwood and its subsidiaries (including the individuals named above under the caption "Compensation Committee") by Redwood's full Board of Directors, except where such individuals are also directors of Redwood, in which case their annual option grants are determined under the terms of the 1991 Option Plan.



     The following is a report submitted by the Compensation Committee, addressing the compensation policies of the Company as they relate to employees of Redwood.

     EXECUTIVE COMPENSATION POLICY. The goal of the Compensation Committee is to ensure that an appropriate relationship exists between executive compensation and Redwood's overall performance, while at the same time retaining key employees of Redwood and motivating them to perform at a superior level for the benefit of the shareholders. To achieve this goal, Redwood integrates annual base compensation with bonuses based on Redwood's performance and the performance and initiative of its individual executive officers. Redwood attempts to establish base salaries that are generally within the range of salaries paid to people holding comparably responsible positions at other peer group financial institutions in California, taking into account the individual's past performance and potential future contributions. Bonus compensation is based primarily on the performance of Redwood and specific individual performance. Measurement of Company performance is based primarily on that of peer group financial institutions and Company goals, including primarily its return on equity. Except as limited by the Company's Stock Option Plan, stock options are granted from time to time to officers of Redwood and its subsidiaries on the basis of the recipient's potential for contribution to the Company's future growth and profitability.

     The Compensation Committee believes that linking executive compensation to corporate performance results aligns executive compensation with Redwood's goals and shareholder interests. As performance goals are met or exceeded, resulting in increased shareholder value, Redwood's executives are commensurably rewarded.

     1999 COMPENSATION GOALS. The committee relies principally on data gathered through independent sources in determining the salary ranges for executive positions. In addition, in 1996 an independent consultant was retained to review the salary structure for substantially all positions within the Company. The results of the survey provided the Company with a defined salary structure based upon job function and relevant market data.

     EXECUTIVE BASE SALARY. The Committee reviews Mr. Kilkenny's salary on an annual basis. Factors that are considered by the Committee include the annual performance review performed by the Company's Executive Committee and peer group compensation. Based on the Committee's review of these factors Mr. Kilkenny's base salary is well within peer group levels.

     BONUS COMPENSATION. The Company has adopted a bonus plan for its executive officers. The purpose of the plan is to motivate each participant to perform in an outstanding manner and to encourage teamwork at the executive level. The plan is based upon exceeding the Company's annual budget. In summary, one ninth of the amount of the Company's annual net income that exceeds plan net income is reserved for executive bonuses. The maximum amount an executive may receive under the plan is limited to 20% of base salary. No amounts were paid to any executive under this plan in 1998.

     In addition, executive officers below the rank of Chief Executive Officer may also receive incentive compensation based upon achieving certain milestones, or at the discretion of the Chief Executive Officer, in recognition of their overall performance.


                                       Haskell E. Boyett, Chairman

                                       Robert D. Cook

                                       Tom D. Whitaker

COMPENSATION OF DIRECTORS.

     Directors of Redwood or its subsidiaries who are also employees of the Company do not receive compensation for their service on such Boards of Directors. For twelve months of 1998, non-employee directors of Redwood received a fee of $1,000 per Board meeting for attendance and participation based upon 80% annual attendance. Members of Board Committees received $250 per Committee meeting attended. Non-employee NBR subsidiary directors received $1,000 per Board meeting for attendance and participation based upon 80% annual attendance. Additionally, each non-employee director received $250 per subsidiary Committee meeting attended.

     In his position as Chairman of Redwood, Mr. Whitaker receives an additional $500 per month.


                               EXECUTIVE OFFICERS

The following table sets forth certain information regarding the named executive officers of the Company.

                             Year First
                             Appointed
                             Executive       Position & Offices with Company and Principal
      Name              Age   Officer        Occupation or Employment for Past Five Years
      ----              ---  ----------      ---------------------------------------------
Patrick W. Kilkenny      52    1985          Chief Executive Officer, President
                                             and Director of Redwood since 1995.
                                             Chairman of the Board of NBR from
                                             1994 to March 1997; Chief Executive
                                             Officer and Director of NBR since
                                             1985; Director of Redwood from 1988
                                             to 1993. Director and Chief
                                             Executive Officer of Allied from
                                             1996 to March 1997.

James E. Beckwith        41    1995          Executive Vice President and Chief
                                             Financial Officer of Redwood since
                                             January 1997. Executive Vice
                                             President and Chief Financial
                                             Officer of NBR since March, 1997.
                                             Senior Vice President and Chief
                                             Financial Officer of Redwood and
                                             NBR from January 1995 to March
                                             1997. Chief Financial Officer of
                                             Allied from January 1995 to October
                                             1996. Chief Financial Officer of
                                             Sunrise Bancorp from 1991 to 1994.
                                             Senior Manager with Deloitte &
                                             Touche from 1986 to 1991.

     Every Company officer serves at the pleasure of the Board of Directors. There are no understandings or arrangements between any of such officers and any other person pursuant to which they were or are to be selected as officers of Redwood.

EXECUTIVE COMPENSATION.

     The following table sets forth all cash and non-cash compensation (including bonuses and deferred compensation) paid or accrued to the named executive officers as of December 31, 1998, for services rendered to the Company during the periods indicated.

                          SUMMARY COMPENSATION TABLE

                                                                                           Long Term
                                                                                          Compensation
                                                  Annual Compensation                        Awards
                                    -------------------------------------------------------------------------
                                                                                Other                               All
          Name and                                                              Annual           Number of         Other
     Principal Position             Year            Salary        Bonus     Compensation (1)      Options (2)    Compensation (3)
---------------------------------------------------------------------------------------------------------------------------------
Patrick W. Kilkenny                 1998           $214,518         ---          $27,85            9,000          2,000
  CEO and President, Redwood,       1997            206,683         ---          25,107              ---          2,000
  President and CEO of NBR          1996            205,202         ---          17,720           20,000            ---

James E. Beckwith                   1998            139,616      19,800           7,917            6,000          2,000
  Executive Vice President and      1997            131,648      15,000           6,620              ---          2,000
  Chief Financial Officer of        1996            126,046      20,000           6,520           15,000          2,000
  Redwood and NBR

Dennis E. Kelley (5)                1998            164,619       5,000           6,642              ---          2,000
  Executive Vice President and      1997            159,000       7,000          12,473              ---          2,000
  Chief Operating Officer of        1996            159,075         ---           8,107           15,000          2,000
  NBR

S. Deborah Kaufman  (4)             1998            140,755      15,000           4,922            6,000          2,000
  Executive Vice President and      1997            130,192       7,000           5,122              ---          2,000
  Chief Credit Officer of NBR

-------------------------------

(1) Includes directors' fees, auto allowances, personal use of company-owned automobiles, insurance, the value of options exercised during the year, and changes in the amounts vested for individuals under the Company's salary continuation plan.

(2)  Includes stock options issued under Redwood's stock option plan.

(3)  Includes matching contributions to 401(K) plans.

(4) Ms. Kaufman was appointed to her position during 1997. Ms. Kaufman was no longer employed by the Company as of March 25, 1999.

(5) Mr. Kelley resigned his position as Executive Vice President and Chief Operating Officer of NBR in January, 1999.

     The following table sets forth information concerning the aggregate value of all unexercised options held by each of the named executive officers as of December 31, 1998.


     AGGREGATED OPTION EXERCISES IN 1998 AND DECEMBER 31, 1998 OPTION VALUES

                                Shares                             Number of               Value of Unexercised
                               Acquired       Value        Unexercised Options at         In-the-Money Options at
        Name                 on Exercise     Realized          December 31, 1998           December 31, 1998 (1)
---------------------------------------------------------------------------------------------------------------------
                                                        Exercisable    Unexercisable    Exercisable     Unexercisable
                                                        -------------------------------------------------------------
Patrick W. Kilkenny               ---       $   ---        45,869          20,250        $364,450          $82,266
  Chief Executive Officer
  and President,
  Redwood and NBR

James E. Beckwith                 ---           ---        11,250          14,750          86,485           64,453
  Executive Vice
  President and
  Chief Financial Officer,
  Redwood and NBR

Dennis E. Kelley               16,555       143,750        16,250           8,750         106,798           64,453
  Executive Vice
  President and Chief
  Operating Officer, NBR

S. Deborah Kaufman                ---           ---           ---           6,000             ---              ---
  Executive Vice
  President and Chief
  Credit Officer, NBR

-------------------

(1) The value realized is the difference between (a) the average of the high and low prices of Redwood's Common Stock as reported by the NASDAQ National Market System on the date of exercise and (b) the exercise price of the option, multiplied by the number of shares exercised.

(2) All options were issued at the then-current market price on the grant date. Total value of unexercised options is based on the closing price of the Company's Common Stock as reported by the NASDAQ National Market System of $17.06 as of December 31, 1998 less the exercise price of the option, multiplied by the number of options outstanding.

SUPPLEMENTAL BENEFIT PLAN

     Redwood has adopted an Executive Salary Continuation Policy, which acts as a supplemental benefit plan for senior management personnel. The Policy authorizes Redwood and its subsidiaries to enter into individual agreements with selected senior executive officers, providing them certain retirement benefits. The Policy calls for Redwood's Board of Directors to approve all individual agreements with executive officers, and to conduct a biennial review of all scheduled benefits.

     As authorized under the Policy, the Company has entered into an Executive Salary Continuation Agreement with Mr. Kilkenny. This agreement, which provides that upon retirement at age 65 the executive will receive, for a period of 15 years after the date of his retirement, a specified annual retirement payment, payable in equal monthly installments. The annual retirement benefit payment to which Mr. Kilkenny would be entitled upon his normal retirement age of 65 under his agreement is currently $60,350. In the event that the executive dies after his retirement, but before the end of the 15-year period, the Company will continue to make such payments to the executive's designated beneficiary. However, if the executive should die prior to his retirement as described above, his designated beneficiary will receive, for a period of 15 years, the same yearly benefit payable in equal monthly installments. The executive may take early retirement at age 55 (if by that time he has completed 15 years of service with the Company), but his annual retirement benefits will then be only about 25% of the amount he would have received if he had retired at age 65. If he takes retirement between 55 and 65, his retirement benefits will continue to vest incrementally, pursuant to a specified schedule, as his years of service increase. The agreement provides that if the executive retires or is terminated before age 55, or before he has completed his 15 years of service, he will be entitled to receive a specified one-time payment, the amount of which increases each year on a predetermined schedule. As of January 1, 1999, the amount of this one-time payment for Mr. Kilkenny would be $80,865.

     The agreement also provides that in the event of a change in control which is defined by any person or company acquiring 25% or more of Redwood's outstanding shares, through a tender offer, merger, or otherwise, and within two years thereafter the executive's employment by the Company is terminated or his salary or authority is materially reduced, the executive will be entitled to receive an amount equal to one times his current annual salary. In addition, in the event of a change in control, the executive, upon notice of such change of control from the Company, may elect to terminate their employment with the Company and receive an amount equal to one times annual salary.

     The Company has also entered into a Salary Continuation Agreement with Mr. Beckwith which provides that if any person or company acquires 25% or more of Redwood's outstanding shares, through a tender offer, merger, or otherwise, and within two years thereafter Mr. Beckwith's employment by the Company is terminated or his salary or authority is materially reduced, he is entitled to receive an amount equal to one times annual salary. In addition, in the event of a change of control and upon notice of such change in control from the Company, Mr. Beckwith may give notice to terminate employment and receive an amount equal to one times annual salary.

     The Company has executed a one-year Compensation Agreement with Mr. Kilkenny, which establishes an annual base salary of $213,200. The Company and Mr. Kilkenny have also executed a one year Executive Severance Agreement which generally provides that should Mr. Kilkenny be terminated for any reason other than failure to perform his job duties, habitual neglect, illegal conduct, he would be entitled to one times his current salary.




                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires Redwood's officers and directors, and persons who own more than 10% of a registered class of Redwood's equity securities, to file reports of ownership on Form 3 and changes of ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the NASDAQ National Market. They are also required by SEC rules to furnish Redwood with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for them, Redwood believes that during 1998 all Section 16(a) filing requirements applicable to its officers, directors, and ten percent stockholders were complied with.




                              CERTAIN TRANSACTIONS

     Some of the Company's directors and executive officers and their immediate families, as well as, the companies with which they are associated are customers of, or have had banking transactions with, Redwood's subsidiaries in the ordinary course of the Company's business, and the Company expects to have banking transactions with such persons in the future. In management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features. The Company has a strong policy regarding review of the adequacy and fairness to the Company of loans to its directors and officers. There was no balance outstanding under extensions of credit to directors and executive officers of the Company and other companies with which such individuals are associated as of December 31, 1998.

                      SHAREHOLDER PROPOSALS AND NOMINATIONS

     Section 3 of Article III of the Bylaws of Redwood Empire Bancorp sets forth the following procedures for shareholder nominations to the Board of Directors:

     Nominations for election of members of the Board may be made by the Board or by any holder of any outstanding class of capital stock of the Corporation entitled to vote for the election of Directors. Notice of intention to make any nominations (other than for persons named in the Notice of any meeting called for the election of Directors) are required to be made in writing and to be delivered or mailed to the President of the Corporation by the later of: (i) the close of business 21 days prior to any meeting of shareholders called for the election of Directors or (ii) 10 days after the date of mailing of notice of the meeting to shareholders. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee;
     (c) the number of shares of capital stock of the Corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the Corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a Director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a Director between the last day for giving notice in accordance with this paragraph and the date of election of Directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

     The effect of the foregoing provision is that any shareholder wishing to nominate one or more candidates for election to the Board of Directors must mail or deliver to the President of Redwood written notice of intention to make such a nomination no later than the close of business on April 30, 1999, or such a nomination will not be considered at the Annual Meeting. To be effective, such a notice must comply with all of the provisions of the Bylaw provision set forth above. Any notice mailed or delivered to Redwood's President after April 30, 1999, or which is not made in accordance with the procedures specified in the foregoing Bylaw provision, will be disregarded by the Chairman of the Annual Meeting, and upon his instructions the Inspector of Elections for the Annual Meeting will disregard all votes cast for each such nominee. The Chairman of the Annual Meeting will decide whether a notice has been properly given and any nomination should be recognized, and his or her determination will be final.

                                  OTHER MATTERS

     Management does not know of any matters to be presented at the Annual Meeting other than those set forth above. However, if other matters come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote the shares represented by the Proxy in accordance with the judgment of the person or persons authorized to vote the Proxy, and discretionary authority to do so is included in the Proxy.

     The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for Redwood's 2000 Annual Meeting of Shareholders is December 16, 1999.

     The accompany proxy grants the persons named therein discretionary authority to vote on any matter raised at the Annual Meeting. If a shareholder intends to submit a proposal at Redwood's 2000 Annual Meeting of Shareholders, which proposal is not intended to be included in Redwood's Proxy Statement and form of proxy relating to such meeting, the shareholder should give Redwood appropriate notice no later than March 5, 2000. If Redwood fails to receive notice of the proposal by such date, Redwood will not be required to provide any information about the nature of the proposal in its proxy material and the proposal will not be submitted to the shareholders for approval at Redwood's 2000 Annual Meeting as Redwood will not have received proper notice as required by the rules of the Securities and Exchange Commission.



                                          Marta J. Idica
                                          Corporate Secretary


Dated:  April 19, 1999



     The Annual Report to Shareholders for the fiscal year ended December 31, 1998 is being mailed concurrently with this Proxy Statement to all shareholders of record as of April 12, 1999.



     A COPY OF REDWOOD'S MOST RECENT ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, REDWOOD EMPIRE BANCORP, 111 SANTA ROSA AVENUE, SANTA ROSA, CALIFORNIA 95404-4905.

                            REDWOOD EMPIRE BANCORP
                        ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 18, 1999

     The undersigned appoint(s) Tom D. Whitaker and William B. Stevenson, and each of them, as proxies for the undersigned, with full power of substitution and revocation, to represent and to vote, as designated below, all shares of Common Stock of Redwood Empire Bancorp (the "Company") that the undersigned would be entitled to vote if personally present, at the Annual Meeting of Shareholders of the Company to be held in the Golden Gate Room of the Sonoma County Hilton, 3555 Round Barn Boulevard, Santa Rosa, California, on May 18, 1999 at 4:00 P.M., local time, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, and according to their discretion upon all other matters that may be properly presented for action at the Annual Meeting, or at any adjournment thereof. The undersigned may revoke this Proxy at any time prior to its exercise.





--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

Please mark your votes as indicated in this example   /X/




   THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR EACH OF THE
                         PROPOSALS LISTED ON THIS CARD.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY, WILL BE VOTED IN THE MANNER DIRECTED ON THIS CARD. IN THE EVENT THAT NO SUCH DIRECTION IS GIVEN HEREON AND THIS PROXY IS NOT SUBSEQUENTLY REVOKED OR SUPERSEDED, THE PROXYHOLDERS NAMED ABOVE INTEND TO VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR LISTED BELOW AND FOR EACH OF THE OTHER PROPOSALS LISTED BELOW.


1. Proposal to elect the following nominees to serve as directors, each to hold office until the 1999 Annual Meeting of Shareholders or until his successor has been duly elected and qualified:

Nominees: Richard I. Colombini, Robert D. Cook, Patrick W.
Kilkenny, William B. Stevenson, and Tom D. Whitaker.

FOR all    WITHHOLD from   FOR, except vote WITHHELD from those nominees whose
nominees   all nominees    names have been struck out of the foregoing list.
 / /            / /        / /


2. Proposal to ratify the appointment of Deloitte and Touche, LLP as independent auditors to audit Redwood's financial statements for the fiscal year ended December 31, 1999.

                   FOR     AGAINST     ABSTAIN
                   / /       / /         / /

3. Proposal to approve an amendment to Redwood's Bylaws reducing the maximum number of authorized directors from thirteen to nine.

                   / /       / /         / /

IF ANY SHAREHOLDER GIVES PROPER NOTICE AT THE ANNUAL MEETING OF HIS INTENTION TO CUMULATE HIS VOTES IN THE ELECTION OF DIRECTORS, THE PROXY HOLDERS WILL HAVE THE FULL DISCRETION AND AUTHORITY TO VOTE CUMULATIVELY AND TO ALLOCATE VOTES AMONG ANY OR ALL OF THE NOMINEES OF THE BOARD OF DIRECTORS IN SUCH ORDER AS THEY MAY DETERMINE UNLESS THE SHAREHOLDER HAS OTHERWISE INDICATED BY MARKING THE BOXES ON THE OTHER SIDE OF THIS CARD. SEE THE "VOTING SECURITIES" SECTION OF THE PROXY STATEMENT FOR MORE INFORMATION.

           I/we do / /            do not / /
      expect to attend this meeting (please check)


     ---------------------------------------
     Shares held

     ---------------------------------------
     Social Security Number

     ---------------------------------------
     Shareholder (sign name)

Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee, officer, partner, or guardian, please give full title. If more than one trustee, all should sign. WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

Signature(s)                                          DATE:           , 1999
             ----------------------------------------       ----------

TO ASSURE A QUORUM, YOU ARE URGED TO DATE, COMPLETE, AND SIGN THIS PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE